EXHIBIT 10.3

AMENDMENT SIX TO THE SUPPLEMENTAL BENEFIT PLAN
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2002

THIS AMENDMENT to The Coca-Cola Company Supplemental Benefit Plan (the “Plan”) is adopted by The Coca-Cola Company Benefits Committee (the “Committee”)

WITNESSETH:

WHEREAS, Section 6.4 of the Plan provides that the Committee may amend the Plan at any time;

WHEREAS, the Committee wishes to amend the Plan to clarify the beneficiary provision;

NOW, THEREFORE, the Committee hereby amends the Plan as follows:

Effective June 22, 2006, the definition of “Beneficiary” shall be amended to read as follows:

“Beneficiary” shall mean the beneficiary elected or demand to have been elected under the Qualified Pension Plan for the Supplemental Pension Benefit and the Qualified Defined Contribution Plan for the Supplemental Thrift Benefit.

IN WITNESS WHEREOF, the Committee has adopted this Amendment Six on the date shown below, but effective as of the dates indicated above.

THE COCA-COLA COMPANY
BENEFITS COMMITTEE

Date	7/18/2006	By	/s/ Barbara S. Gilbreath